UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 28, 2021

TRULIEVE CANNABIS CORP.

(Exact Name of Registrant as specified in its charter)

British Columbia	000-56248	84-2231905
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6749 Ben Bostic Road Quincy, FL	32351
(Address of principal executive offices)	(Zip Code)

(850) 508-0261

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Entry into CEO Employment Agreement

On September 28, 2021, Trulieve Cannabis Corp. (the “Company”) entered into an Executive Employment Agreement with Kim Rivers, its President and Chief Executive Officer (the “CEO Employment Agreement”). Pursuant to the CEO Employment Agreement, Ms. Rivers’ employment will be on an at-will basis, she will be paid an annual base salary of $500,000 and she will be eligible for an annual bonus targeted at 100% of her base salary based on the achievement of certain Company and individual performance goals to be established by the Compensation Committee. Upon achievement of superior performance against goals by both the Company and Ms. Rivers, Ms. Rivers will be eligible to receive a bonus equal to 200% of her base salary. In connection with her entry into the CEO Employment Agreement, Ms. Rivers was awarded a long-term equity incentive award with a total grant date fair value of $2,800,000, of which 50% consisted of restricted stock units (“RSUs”) and 50% will consisted of options to purchase the Company’s subordinate voting shares (“Stock Options”). One-half (1/2) of the RSUs will vest in December 2022 and the remaining one-half (1/2) will vest in December 2023. The Stock Options will vest over a three (3) year vesting period, with one-third (1/3) vesting in December 2021, one-third (1/3) vesting in December 2022, and one-third (1/3) vesting in December 2023. The CEO Employment Agreement also includes standard confidentiality, non-competition, non-solicitation, non-disparagement and intellectual property assignment provisions.

Ms. Rivers will also be eligible to receive certain severance benefits in connection with a termination of her employment by the Company without Cause or by Ms. Rivers for Good Reason (each as defined in the CEO Employment Agreement), in each case, subject to execution of a general release of claims. If such termination occurs, Ms. Rivers shall be entitled to receive the sum of (a) two and one-half (2.5) times the sum of her base salary in effect on the date of termination plus the greater of the target bonus for the current fiscal year and the actual annual bonus paid during the prior fiscal year and (b) a prorated annual bonus for the current fiscal year, which shall be payable in equal installments over a thirty (30) month period in accordance with the Company’s regular payroll practices and subject to all customary withholding and deductions (“CEO Severance”). In addition, the Company will pay COBRA premiums for Ms. Rivers (and her dependents) until the earlier of (i) the thirty (30) month anniversary of her termination date; and (ii) the date on which she either receives or becomes eligible to receive substantially similar coverage from another employer. In addition, all of Ms. Rivers’ unvested equity awards shall immediately vest; provided that any equity award that is still subject to performance based vesting at the time of such termination will only vest when and to the extent the Compensation Committee certifies that the performance goals are actually met and the Company will also provide Ms. Rivers twelve (12) months of outplacement support.

If the Company terminates Ms. Rivers’ employment without Cause or she terminates her employment for Good Reason within twenty-four (24) months following a Change of Control (as defined in the CEO Employment Agreement), then Ms. Rivers shall receive the same severance described above, except that (i) the CEO Severance shall be equal to the sum of (x) three (3) times the sum of the base salary in effect on the date of termination plus the greater of the target bonus for the current fiscal year and the actual annual bonus paid during the prior fiscal year and (y) a prorated annual bonus for the current fiscal year, and shall be payable as a lump sum (rather than installments) on the Company’s first regular payroll date following the delivery of the general release of claims and conclusion of the revocation period and (ii) the COBRA continuation coverage shall be for a period of three (3) years.

Entry into NEO Employment Agreements

On September 29, 2021, the Company entered into Executive Employment Agreements with each of Alex D’Amico, its Chief Financial Officer, and Eric Powers, its Chief Legal Officer (each, an “NEO Employment Agreement”). Pursuant to their respective NEO Employment Agreements, Mr. D’Amico and Mr. Powers will be employed on an at-will basis, will be paid an annual base salary of $400,000 and $350,000, respectively, and will be eligible for an annual bonus targeted at 80% and 70%, respectively, of base salary based on the achievement of certain Company and individual performance goals to be established by the Compensation Committee. Upon achievement of superior performance with respect to such performance goals, Mr. D’Amico and Mr. Powers will be eligible to receive a bonus equal to 160% and 140%, respectively, of base salary. In connection with their entry into the NEO Employment Agreements, Mr. D’Amico and Mr. Powers were awarded a long-term equity incentive award with a total grant date fair value of $865,000 and $750,000, respectively, of which 50% will consist of RSUs and 50% will consist of Stock Options. One-half (1/2) of the RSUs will vest in December 2022 and the remaining one-half (1/2) will vest in December 2023. The Stock Options will vest over a three (3) year vesting period, with one-third (1/3) vesting in December 2021, one-third (1/3) vesting in December 2022, and one-third (1/3) vesting in December 2023. The NEO Employment Agreements also include standard confidentiality, non-competition, non-solicitation, non-disparagement and intellectual property assignment provisions.

Each of Mr. D’Amico and Mr. Powers will also be eligible to receive certain severance benefits in connection with a termination of his employment by the Company without Cause or by him for Good Reason (as defined in the NEO Employment Agreement), subject to execution of a general release of claims. If such termination occurs, Mr. D’Amico or Mr. Powers, as applicable, shall be entitled to receive the sum of (a) two (2) times the sum of his base salary in effect on the date of termination plus the greater of the target bonus for the current fiscal year and the actual annual bonus paid during the prior fiscal year and (b) a prorated annual bonus for the current fiscal year, which shall be payable in equal installments over a twenty-four (24) month period in accordance with the Company’s regular payroll practices and subject to all customary withholding and deductions (“NEO Severance”). In addition, the Company will pay COBRA premiums for Mr. D’Amico or Mr. Powers (and their dependents), as applicable, until the earlier of (i) the twenty-four (24) month anniversary of his termination date; and (ii) the date on which he either receives or becomes eligible to receive substantially similar coverage from another employer. Finally, all of Mr. D’Amico’s or Mr. Powers’, as applicable, unvested equity awards shall immediately vest; provided that any equity award that is still subject to performance based vesting at the time of such termination will only vest when and to the extent the Compensation Committee certifies that the performance goals are actually met.

If the Company terminates either Mr. D’Amico’s or Mr. Powers’ employment without Cause or either terminates his employment for Good Reason within twenty-four (24) months following a Change of Control (as defined in the Non-CEO Employment Agreement), then he shall receive the same severance described above, except that (i) the NEO Severance shall be equal to the sum of (I) two and 1⁄2 (2.5) times the sum of the base salary in effect on the date of termination plus the greater of the target bonus for the current fiscal year and the actual annual bonus paid during the prior fiscal year and (II) a prorated annual bonus for the current fiscal year, and shall be payable as a lump sum (rather than installments) on the Company’s first regular payroll date following the delivery of the general release of claims and conclusion of the revocation period and (ii) the COBRA continuation coverage shall be for a period of twenty-four (24) months.

Appointment of Chief Accounting Officer

On September 29, 2021, the Board of Directors of the Company appointed Rebecca Young as Vice President and Chief Accounting Officer (and principal accounting officer) of the Company and its subsidiaries, effective September 29, 2021 (the “Effective Date”). Alex D’Amico, the Company’s Chief Financial Officer and principal financial officer, will no longer serve as principal accounting officer of the Company as of the Effective Date.

Ms. Young brings to the Company nearly 20 years of accounting and finance experience. Ms. Young, 40, joined the Company in May 2021 as Corporate Controller. Prior to joining the Company, from November 2006 to May 2021, Ms. Young held roles of increasing responsibility, including most recently as Corporate Controller, at Gerber Technology. Prior to joining Gerber Technology, Ms. Young was a Senior Associate at PricewaterhouseCoopers from August 2003 to November 2006. Ms. Young earned a Bachelor of Science in Business Administration in Accounting from the Bryant University, a Master of Science in Accounting from the University of Connecticut, and a Master of Business Administration in Human Resources Management.

In connection with Ms. Young’s appointment as Vice President and Chief Accounting Officer, the Company entered into an Executive Employment Agreement with Ms. Young on September 29, 2021 (the “CAO Employment Agreement”). Pursuant to the CAO Employment Agreement, Ms. Young’s employment will be on an at-will basis, she will be paid an annual base salary of $225,000 and she will be eligible for an annual bonus targeted at 40% of her base salary based on the achievement of certain Company and individual performance goals to be established by the Compensation Committee. If the Company and Ms. Young both achieve superior performance with respect to such performance goals, Ms. Young will be eligible to receive a bonus equal to 80% of her base salary. Within 30 days of her entry into the CAO Employment Agreement, Ms. Young will be awarded a long-term equity incentive award with a total grant date fair value of $315,000, of which 50% will consist of RSUs and 50% will consist of Stock Options. One-half (1/2) of the RSUs will vest in December 2022 and the remaining one-half (1/2) will vest in December 2023. The Stock Options will vest over a three (3) year vesting period, with one-third (1/3) vesting in December 2021, one-third (1/3) vesting in December 2022, and one-third (1/3) vesting in December 2023. The CAO Employment Agreement also includes standard confidentiality, non-competition, non-solicitation, non-disparagement and intellectual assignment provisions.

Ms. Young will also be eligible to receive certain severance benefits in connection with a termination of her employment by the Company without Cause or by Ms. Young for Good Reason (each as defined in the CAO Employment Agreement), in each case, subject to execution of a general release of claims. If such termination occurs, Ms. Young shall be entitled to receive the sum of (a) one (1) times the sum of her base salary in effect on the date of termination plus the greater of the target bonus for the current fiscal year and the actual annual bonus paid during the prior fiscal year and (b) a prorated annual bonus for the current fiscal year, which shall be payable in equal installments over a twelve (12) month period in accordance with the Company’s regular payroll practices and subject to all customary withholding and deductions (“CAO Severance”). In addition, the Company will pay COBRA premiums for Ms. Young (and her dependents) until the earlier of (i) the twelve

(12) month anniversary of her termination date; and (ii) the date on which she either receives or becomes eligible to receive substantially similar coverage from another employer. Finally, all of her unvested equity awards shall immediately vest; provided that any equity award that is still subject to performance based vesting at the time of such termination will only vest when and to the extent the Compensation Committee certifies that the performance goals are actually met.

If the Company terminates Ms. Young’s employment without Cause or she terminates her employment for Good Reason within twenty-four (24) months following a Change of Control (as defined in the CAO Employment Agreement), then Ms. Young shall receive the same severance described above, except that (i) the CAO Severance shall be equal to the sum of (I) one and 1⁄2 (1.5) times the sum of the base salary in effect on the date of termination plus the greater of the target bonus for the current fiscal year and the actual annual bonus paid during the prior fiscal year and (II) a prorated annual bonus for the current fiscal year, and shall be payable as a lump sum (rather than installments) on the Company’s first regular payroll date following the delivery of the general release of claims and conclusion of the revocation period and (ii) the COBRA continuation coverage shall be for a period of eighteen (18) months.

Other than the terms of the CAO Employment Agreement, there are no arrangements or understandings between Ms. Young and any other persons pursuant to which she was appointed as Vice President and Chief Accounting Officer, there are no family relationships among any of the Company’s directors or executive officers and Ms. Young and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing summaries of the CEO Employment Agreement, NEO Employment Agreements and the CAO Employment Agreement are not complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are attached as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Executive Employment Agreement dated September 29, 2021 by and between Trulieve Cannabis Corp. and Kim Rivers

10.2	Executive Employment Agreement dated September 29, 2021 by and between Trulieve Cannabis Corp. and Alex D’Amico

10.3	Executive Employment Agreement dated September 29, 2021 by and between Trulieve Cannabis Corp. and Eric Powers

10.4	Executive Employment Agreement dated September 29, 2021 by and between Trulieve Cannabis Corp. and Rebecca Young

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trulieve Cannabis Corp.

By:	/s/ Eric Powers
Name:	Eric Powers
Title:	Chief Legal Officer

Date: September 30, 2021